EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Eli Kay, certify that:

1. I have reviewed this Amendment No. 2 on Form 10-K/A of Unique Logistics International, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: June 9, 2023	By:	/s/ Eli Kay
Eli Kay
Chief Financial Officer